                                                                    Exhibit 20.2

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2001-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2001-1 Supplement, dated as of January 31, 2001, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 15, 2003 and with respect to the performance of the Trust during the month of September, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2001-1 supplement.

A. Information Regarding the Current Monthly Distribution (Stated on the Basis
   of $1,000 Original Certificate Principal Amount)
    1 The amount of the current monthly distribution in respect of Class A
      Monthly Principal                                                                             $                   0.00
                                                                                                      ----------------------

    2 The amount of the current monthly distribution in respect of Class B
      Monthly Principal                                                                             $                   0.00
                                                                                                      ----------------------

    3 The amount of the current monthly distribution in respect of Collateral
      Monthly Principal                                                                             $                   0.00
                                                                                                      ----------------------

    4 The amount of the current monthly distribution in respect of Class A
      Monthly Interest                                                                              $                   1.07
                                                                                                      ----------------------

    5 The amount of the current monthly distribution in respect of Class A
      Additional Interest                                                                           $                   0.00
                                                                                                      ----------------------

    6 The amount of the current monthly distribution in respect of Class B
      Monthly Interest                                                                              $                   1.31
                                                                                                      ----------------------

    7 The amount of the current monthly distribution in respect of Class B
      Additional Interest                                                                           $                   0.00
                                                                                                      ----------------------

    8 The amount of the current monthly distribution in respect of Collateral
      Minimum Monthly Interest                                                                      $                   1.77
                                                                                                      ----------------------

    9 The amount of the current monthly distribution in respect of any accrued
      and unpaid Collateral Minimum Monthly Interest                                                $                   0.00
                                                                                                      ----------------------

B. Information Regarding the Performance of the Trust

    1 Collection of Principal Receivables

      (a) Available Principal Collections                                                           $          75,419,413.46
                                                                                                      ----------------------

      (b) Class A Investor Default Amount treated as Available Principal Collection                 $           1,730,622.55
                                                                                                      ----------------------

      (c) Class B Investor Default Amount treated as Available Principal Collection                 $             118,671.26
                                                                                                      ----------------------

      (d) Excess Spread treated as Available Principal Collection                                   $             128,560.53
                                                                                                      ----------------------

    2 Principal Receivables in the Trust

     (a) The aggregate amount of Principal Receivables in the Trust as of the
         end of the day on the last day of the related Monthly Period                $  1,601,598,282.43
                                                                                     -------------------

     (b) The amount of Principal Receivables in the Trust represented by the
         Invested Amount of Series 2002-1 as of the end of the day on the last
         day of the related Monthly Period                                           $    419,360,520.50
                                                                                     -------------------

     (c) The amount of Principal Receivables in the Trust represented by the
         Adjusted Invested Amount of Series 2002-1 as of the end of the day on
         the last day of the related Monthly Period                                  $    419,360,520.50
                                                                                     -------------------

     (d) The amount of Principal Receivables in the Trust represented by the
         Class A Invested Amount as of the end of the day on the last day of the
         related Monthly Period                                                      $    366,940,455.44
                                                                                     -------------------

     (e) The amount of Principal Receivables in the Trust represented by the
         Class A Adjusted Invested Amount as of the end of the day on the last
         day of the related Monthly Period                                           $    366,940,455.44
                                                                                     -------------------

     (f) The amount of Principal Receivables in the Trust represented by the
         Class B Invested Amount as of the end of the day on the last day of the
         related Monthly Period                                                      $     25,161,631.23
                                                                                     -------------------

     (g) The amount of Principal Receivables in the Trust represented by the
         Class B Adjusted Invested Amount as of the end of the day on the last
         day of the related Monthly Period                                           $     25,161,631.23
                                                                                     -------------------

     (h) The amount of Principal Receivables in the Trust represented by the
         Collateral Invested Amount as of the end of the day on the last day of
         the related Monthly Period                                                  $     27,258,433.83
                                                                                     -------------------

     (i) The amount of Principal Receivables in the Trust represented by the
         Collateral Adjusted Invested Amount as of the end of the day on the
         last day of the related Monthly Period                                      $     27,258,433.83
                                                                                     -------------------

     (j) The Floating Allocation Percentage with respect to the related Monthly
         Period                                                                                    26.18%
                                                                                     -------------------

     (k) The Class A Floating Percentage with respect to the related Monthly
         Period                                                                                    87.50%
                                                                                     -------------------

     (l) The Class B Floating Percentage with respect to the related Monthly
         Period                                                                                     6.00%
                                                                                     -------------------

     (m) The Collateral Floating Percentage with respect to the related Monthly
         Period                                                                                     6.50%
                                                                                     -------------------

     (n) The Principal Allocation Percentage with respect to the related Monthly
         Period                                                                                    26.18%
                                                                                     -------------------

     (o) The Class A Principal Percentage with respect to the related Monthly
         Period                                                                                    87.50%
                                                                                     -------------------

     (p) The Class B Principal Percentage with respect to the related Monthly
         Period                                                                                     6.00%
                                                                                     -------------------

     (q) The Collateral Principal Percentage with respect to the related Monthly
         Period                                                                                     6.50%
                                                                                     -------------------

   3 Delinquent Balances

     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly
     Period:

                                 Aggregate              Percentage
                                  Account                of Total
                                  Balance               Receivables
                            ------------------         -------------
  (a) 30 -- 59 days:          $22,214,072.45               1.39%
  (b) 60 -- 89 days:          $15,295,337.23               0.96%
  (c) 90+ days:               $17,462,371.19               1.09%
                            ------------------         -------------
      Total:                  $54,971,780.87               3.43%
                            ==================         =============

  4 Investor Default Amount

    (a) The Investor Default Amount for the related Monthly Period                   $   1,977,854.35
                                                                                     ----------------

    (b) The Class A Investor Default Amount for the related Monthly Period           $   1,730,622.55
                                                                                     ----------------

    (c) The Class B Investor Default Amount for the related Monthly Period           $     118,671.26
                                                                                     ----------------

    (d) The Collateral Default Amount for the related Monthly Period                 $     128,560.53
                                                                                     ----------------

  5 Investor Charge-Offs

    (a) The aggregate amount of Class A Investor Charge-Offs for the related
        Monthly Period                                                               $           0.00
                                                                                     ----------------

    (b) The aggregate amount of Class A Investor Charge-Offs set forth in 5(a)
        above per $1,000 of original certificate principal amount                    $           0.00
                                                                                     ----------------

    (c) The aggregate amount of Class B Investor Charge-Offs for the related
        Monthly Period                                                               $           0.00
                                                                                     ----------------

    (d) The aggregate amount of Class B Investor Charge-Offs set forth in 5(c)
        above per $1,000 of original certificate principal amount                    $           0.00
                                                                                     ----------------

    (e) The aggregate amount of Collateral Charge-Offs for the related Monthly
        Period                                                                       $           0.00
                                                                                     ----------------

    (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e) above
        per $1,000 of original certificate principal amount                          $           0.00
                                                                                     ----------------

    (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on the
        Transfer Date immediately preceding this Distribution Date                   $           0.00
                                                                                     ----------------

    (h) The aggregate amount of Class A Investor Charge-Offs set forth in 5(g)
        above per $1,000 original certificate principal amount reimbursed on the
        Transfer Date immediately preceding this Distribution Date                   $           0.00
                                                                                     ----------------

    (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on the
        Transfer Date immediately preceding this Distribution Date                   $           0.00
                                                                                     ----------------

    (j) The aggregate amount of Class B Investor Charge-Offs set forth in 5(i)
        above per $1,000 original certificate principal amount reimbursed on the
        Transfer Date immediately preceding this Distribution Date                   $           0.00
                                                                                     ----------------

    (k) The aggregate amount of Collateral Charge-Offs reimbursed on the
        Transfer Date immediately preceding this Distribution Date                   $           0.00
                                                                                     ----------------

    (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the
        Transfer Date immediately preceding Distribution Date                        $           0.00
                                                                                     ----------------

6 Investor Servicing Fee

     (a)  The amount of the Class A Servicing Fee payable by the
          Trust to the Servicer for the related Monthly Period            $            309,895.84
                                                                           ----------------------

     (b)  The amount of the Class B Servicing Fee payable by the
          Trust to the Servicer for the related Monthly Period            $             21,250.00
                                                                           ----------------------

     (c) The amount of the Collateral Servicing Fee payable by
         the Trust to the Servicer for the related Monthly Period         $             23,020.83
                                                                           ----------------------

     (d) The amount of Servicer Interchange payable by the Trust
         to the Servicer for the related Monthly Period                   $            354,166.67
                                                                           ----------------------

   7 Reallocations

     (a) The amount of Reallocated Collateral Principal
         Collections with respect to this Distribution Date              $                   0.00
                                                                          -----------------------

     (b) The amount of Reallocated Class B Principal Collections
         with respect to this Distribution Date                          $                   0.00
                                                                          -----------------------

     (c) The Collateral Invested Amount as of the close of
         business on this Distribution Date                              $          27,625,000.00
                                                                          -----------------------

     (d) The Collateral Adjusted Invested Amount as of the close
         of business on this Distribution Date                           $          27,625,000.00
                                                                          -----------------------

     (e) The Class B Invested Amount as of the close of business
         on this Distribution Date                                       $          25,500,000.00
                                                                          -----------------------

     (f) The Class B Adjusted Invested Amount as of the close of
         business on this Distribution Date                              $          25,500,000.00
                                                                          -----------------------

     (g) The Class A Invested Amount as of the close of business
         on this Distribution Date                                       $         371,875,000.00
                                                                          -----------------------

     (h) The Class A Adjusted Invested Amount as of the close of
         business on this Distribution Date                              $         371,875,000.00
                                                                          -----------------------

   8 Collection of Finance Charge Receivables

     (a) The aggregate amount of Collections of Finance Charge
         Receivables and Annual Membership Fees processed during
         the related Monthly Period which were allocated in
         respect of the Class A Certificates                             $           4,130,232.29
                                                                          -----------------------

     (b) The aggregate amount of Collections of Finance Charge
         Receivables and Annual Membership Fees processed during
         the related Monthly Period which were allocated in
         respect of the Class B Certificates                             $             283,215.93
                                                                          -----------------------

     (c) The aggregate amount of Collections of Finance Charge
         Receivables and Annual Membership Fees processed during
         the related Monthly Period which were allocated in
         respect of the Collateral Interest                              $             306,817.26
                                                                          -----------------------

   9 Principal Funding Account

     (a) The principal amount on deposit in the Principal Funding
         Account on the related Transfer Date                            $                   0.00
                                                                          -----------------------

     (b) The Accumulation Shortfall with respect to the related
         Monthly Period                                                  $                   0.00
                                                                          -----------------------

     (c) The Principal Funding Investment Proceeds deposited in the Finance Charge Account on the related Transfer Date
         to be treated as Class A Available Fund                         $                   0.00
                                                                          -----------------------

     (d) The Principal Funding Investment Proceeds deposited in the Finance Charge Account on the related Transfer date
         to be treated as Class B Available Fund                         $                   0.00
                                                                          -----------------------

  10 Reserve Account

     (a) The Reserve Draw Amount on the related Transfer Date            $                   0.00
                                                                          -----------------------

     (b) The amount of the Reserve Draw Amount deposited in the
         Collection Account on the related Transfer Date to be
         treated as Class A Available Fund                               $                   0.00
                                                                          -----------------------

     (c) The amount of the Reserve Draw Account deposited in the
         Collection Account on the related Transfer Date to be
         treated as Class B Available Fund                               $                   0.00
                                                                          -----------------------

     (d) The amount of any Reserve Account Surplus                       $                   0.00
                                                                          -----------------------

  11 Available Funds

     (a) The amount of Class A Available Funds on deposit in the
         Collection Account on the related Transfer Date                 $             396,666.67
                                                                          -----------------------

     (b) The amount of Class B Available Funds on deposit in the
         Collection Account on the related Transfer Date                 $              33,362.50
                                                                          -----------------------

     (c) The amount of Collateral Available Funds on deposit in
         the Collection Account on the related Transfer Date             $              48,804.17
                                                                          -----------------------

     (d) Available Principal Collections on deposit in the
         Collection Account on the related Transfer Date                 $                   0.00
                                                                          -----------------------

  12 Excess Spread and Excess Finance Charge Collections

     (a) Excess Finance Charge Collection                                $                   0.00
                                                                          -----------------------

     (b) Class A Available Funds
             minus Class A Monthly Interest
             minus Class A Servicing Fee
             minus Class A Defaulted Amount                              $           1,693,047.24
                                                                          -----------------------

         Class B Available Funds
             minus Class B Monthly Interest
             minus Class B Servicing Fee
             minus Class B Defaulted Amount                              $             109,932.17
                                                                          -----------------------

         Collateral Available Funds                                      $             306,817.26
                                                                          -----------------------


     (c) Excess Spread applied to the Class A Required Amount
         for the Monthly Period                                          $                   0.00
                                                                          -----------------------

     (d) Excess Spread applied to the Class A Investor
         Charge-Offs for the related Monthly Period                      $                   0.00
                                                                          -----------------------

     (e) Excess Spread applied to the Class B Required Amount
         for the related Monthly Period                                  $                   0.00
                                                                           ----------------------

     (f) Excess Spread applied to the Class B Default Amount for
         the related Monthly Period                                      $                   0.00
                                                                          -----------------------

     (g) Excess Spread applied to the Class B Invested Amount for
         the related Monthly Period                                      $                   0.00
                                                                          -----------------------

     (h) Excess Spread applied to the Collateral Minimum Monthly
         Interest for the related Monthly Period and for any past
         due Collateral Minimum Monthly Interest                         $              48,804.17
                                                                          -----------------------

     (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer for the related Monthly Period or for any past due
         Collateral Servicing Fees                                       $              23,020.83
                                                                          -----------------------

     (j) Excess Spread applied to the Collateral Default Amount as Available Principal Collections for the related
         Monthly Period                                                  $             128,560.53
                                                                          -----------------------



     (k) Excess Spread applied to the Collateral Invested Amount
         for the related Monthly Period                                  $                   0.00
                                                                          -----------------------

     (l) Excess Spread applied to the Reserve Account for the
         related Monthly Period                                          $                   0.00
                                                                          -----------------------

  13 Finance Charge Shortfall

     (a) Finance Charge Shortfall for Series 2001-1                      $                   0.00
                                                                          -----------------------

     (b) Total Finance Charge Shortfall for all series in Group
         One                                                             $                   0.00
                                                                          -----------------------

  14 Base Rate

     (a) The Base Rate for the related Monthly Period                                        2.35%
                                                                          -----------------------

  15 Portfolio Yield

     (a) The Portfolio Yield for the related Monthly Period                                  7.85%
                                                                          -----------------------

     (b) The Portfolio Adjusted Yield for the related Monthly
         Period                                                                               N/A
                                                                          -----------------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of October, 2003.

                                                 NATIONAL CITY BANK,
                                                  as Seller and Servicer

                                       By:        /s/ Thomas A. Chandler
                                                 -------------------------------
                                            Name: Thomas A. Chandler
                                           Title: Senior Vice President - Credit
                                                  Card Finance